Post-retirement benefits - Summary of total amount recognised in other comprehensive income before tax (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of net defined benefit liability (asset) [Abstract]
Actuarial gains/(losses)	$ 1,382	$ (855)	$ (1,120)
Return on assets (net of interest on assets)	(527)	894	1,031
Gain/(loss) on application of asset ceiling	52	(33)	(1)
Total gain/(loss) recognised in other comprehensive income	$ 907	$ 6	$ (90)